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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported):  June 26, 1997

                          Technology Solutions Company
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             (Exact name of registrant as specified in its charter)

        Delaware                     0-19433                   36-3584201
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     (State or Other               (Commission              (I.R.S. Employer
     Jurisdiction                  File Number)             Identification No.)
     of Corporation)

                     205 North Michigan Avenue, Chicago, IL          60601
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                    (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (312) 228-4500

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          1    Press release of the Company dated June 26, 1997



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 2, 1997                 By:  TECHNOLOGY SOLUTIONS COMPANY
                                         (Registrant)


                                    By:  /s/ Martin T. Johnson
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                                        Martin T. Johnson
                                        Chief Financial and Accounting Officer